SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND SUMMARY PROSPECTUS

Deutsche Small Cap Value Fund
The Board of Directors of Deutsche Value Series, Inc., on behalf of Deutsche Small Cap Value Fund (the “Acquired Fund”), has approved a proposal by Deutsche Investment Management Americas Inc. (the “Advisor”), the investment advisor of the Acquired Fund, to effect the merger of the Acquired Fund into Deutsche Small Cap Core Fund (the “Acquiring Fund”), a series of Deutsche Investment Trust, on or about December 4, 2017 (the “Merger Date”).
The proposal will be submitted for approval by shareholders of the Acquired Fund at a shareholder meeting to be held in the fourth quarter of 2017. Completion of the merger is subject to approval of the merger by shareholders of the Acquired Fund. Prior to the shareholder meeting, shareholders of record on the record date for the shareholder meeting will receive: (i) a Prospectus/Proxy Statement describing the proposed merger and the Board of Directors’ considerations in recommending that shareholders approve the merger, (ii) a proxy card and instructions on how to submit a vote, and (iii) a Prospectus for the Acquiring Fund.
If the proposed merger is approved by shareholders, the merger is expected to occur on or about December 4, 2017 and is expected to be a tax-free reorganization for federal income tax purposes. On the merger date, an investment in the Acquired Fund will, in effect, be exchanged for an investment with an equal aggregate net asset value in the Acquiring Fund. Therefore, as a result of the merger, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund.
You can find information about the Acquiring Fund and its policies and risks, including a prospectus and a summary prospectus, online at www.deutschefunds.com/mutualpros. You can also get this information at no cost by emailing a request to service@db.com, by calling (800) 728-3337 or by asking your financial advisor.
The foregoing is not a solicitation of any proxy.
Please Retain This Supplement for Future Reference
July 20, 2017
PROSTKR-919